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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 7, 2001

                                  SCIENT, INC.
                           (Exact Name of Registrant
                          as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

             333-68402                                    58-2643480
       (Commission File Number)               (IRS Employer Identification No.)

    79 Fifth Avenue, Fourth Floor
          New York, NY 10003                                    10003
(Address of Principal Executive Offices)                      (Zip Code)

                                 (212) 500-4900
              (Registrant's Telephone Number, Including Area Code)

                                     f/k/a
                          India-Sierra Holdings, Inc.
         (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

     Effective November 7, 2001, pursuant to the Agreement and Plan of Merger dated as of July 31, 2001 among Scient, Inc. (formerly known as India-Sierra Holdings, Inc.) ("New Scient"), iXL Enterprises, Inc. ("iXL"), Scient Enterprises, Inc. (formerly known as Scient Corporation) ("Old Scient"), India Merger Sub, Inc. ("India Merger Sub") and Sierra Merger Sub, Inc. ("Sierra Merger Sub") (as amended, the "Agreement"), iXL merged with and into India Merger Sub (with India Merger Sub as the surviving corporation) and (ii) Sierra Merger Sub merged with and into Old Scient (with Old Scient as the surviving corporation) (collectively, the "Mergers"). As a result, iXL (through its successor corporation India Merger Sub) and Old Scient each became a wholly owned subsidiary of New Scient. iXL common stockholders received 1.00 share of New Scient common stock for each share of iXL common stock they owned and Old Scient common stockholders received 1.24 shares of New Scient common stock for each share of Old Scient they owned.

     The issuance of New Scient common stock under the Agreement was registered under the Securities Act of 1933 pursuant to New Scient's registration statement on Form S-4 (Registration No. 333-68402) (as amended, the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") and declared effective on October 11, 2001. The Joint Proxy Statement-Prospectus of iXL and Old Scient included in the Registration Statement contains additional information about this transaction.

     Pursuant to Rule 12g-3(c) under the Securities and Exchange Act of 1934 (the "Exchange Act"), the New Scient common stock is deemed to be registered under Section 12(g) of the Exchange Act. The New Scient common stock has been approved for listing on the Nasdaq National Market ("Nasdaq") and will trade under the listing symbol "SCNT". The description of New Scient common stock contained under the caption "Description of India-Sierra Capital Stock" in the Joint Proxy Statement-Prospectus is incorporated by reference herein.

     Prior to the Mergers, iXL's common stock and Old Scient's common stock were both registered pursuant to Section 12(g) of the Exchange Act and listed on Nasdaq. Each of iXL and Old Scient delisted its common stock from Nasdaq and filed a Form 15 with the SEC to terminate the registration of its common stock under the Exchange Act.

Item 5.  Other Events.

     On November 6, 2001, shareholders of each of iXL and Old Scient approved the Scient, Inc. 2001 Equity Incentive Plan (the "Plan"). New Scient has reserved for issuance under the Plan 48 million shares of New Scient common stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (A)       FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                    (i) The Consolidated Financial Statements of Old Scient as
               of March 31, 2001 and 2000, and for each of the three years ended March 31, 2001, 2000 and 1999, are incorporated by reference herein.

                    (ii) The Unaudited Consolidated Financial Statements of Old
               Scient as of June 30, 2001, and for each of the three months ended June 30, 2001 and 2000 are incorporated by reference herein.

                    (iii) The Consolidated Financial Statements of iXL as of
               December 31, 2000 and 1999, and for each of the three years ended December 31, 2000, 1999 and 1998, are incorporated by reference herein.


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                    (iv) The Unaudited Consolidated Financial Statements of iXL
               as of June 30, 2001, and for each of the six months ended June 30, 2001 and 2000 are incorporated by reference herein.

        (B)       PRO FORMA FINANCIAL INFORMATION

     Pro forma financial information will be provided by amendment to this Current Report.

        (C)       EXHIBITS


Exhibit 2.1    Agreement and Plan of Merger (incorporated by reference to
               Annex A to the Joint Proxy Statement-Prospectus in Part I of Amendment No. 2 to Scient, Inc.'s Registration Statement on Form S-4 (Registration No. 333-68402) filed on October 11, 2001)

Exhibit 3.1    Amended and Restated Certificate of Incorporation of Scient, Inc.

Exhibit 3.2 Bylaws of Scient, Inc. (incorporated by reference to Annex H to the Joint Proxy Statement-Prospectus in Part I of Amendment No. 2 to Scient, Inc.'s Registration Statement on Form S-4 (Registration No. 333-68402) filed on October 11, 2001)

Exhibit 23.1   Consent of PricewaterhouseCoopers, LLP

Exhibit 23.2   Consent of PricewaterhouseCoopers, LLP

Exhibit 99.1   Press release announcing shareholder approval of the Mergers

Exhibit 99.2   Press release announcing the closing of the Mergers

Exhibit 99.3   Financial Statements of Scient Enterprises, Inc.
               (incorporated by reference to the Financial Statements included in Amendment No. 2 to Scient, Inc.'s Registration Statement on Form S-4 (Registration No. 333-68402) filed on October 11, 2001)

Exhibit 99.4 Financial Statements of iXL Enterprises, Inc. (incorporated by reference to the Financial Statements included in Amendment No. 2 to Scient, Inc.'s Registration Statement on Form S-4 (Registration No. 333-68402) filed on October 11, 2001)



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SCIENT, INC.


Date:  November 8, 2001                        By: /s/ Michael Hand
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                                               Name:   Michael Hand
                                               Title:  Corporate Controller,
                                                       Treasurer and Acting
                                                       Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit 2.1    Agreement and Plan of Merger (incorporated by reference to
               Annex A to the Joint Proxy Statement-Prospectus in Part I of Amendment No. 2 to Scient, Inc.'s Registration Statement on Form S-4 (Registration No. 333-68402) filed on October 11, 2001)

Exhibit 3.1    Amended and Restated Certificate of Incorporation of Scient, Inc.

Exhibit 3.2 Bylaws of Scient, Inc. (incorporated by reference to Annex H to the Joint Proxy Statement-Prospectus in Part I of Amendment No. 2 to Scient, Inc.'s Registration Statement on Form S-4 (Registration No. 333-68402) filed on October 11, 2001)

Exhibit 23.1   Consent of PricewaterhouseCoopers, LLP

Exhibit 23.2   Consent of PricewaterhouseCoopers, LLP

Exhibit 99.1   Press release announcing shareholder approval of the Mergers

Exhibit 99.2   Press release announcing the closing of the Mergers

Exhibit 99.3   Financial Statements of Scient Enterprises, Inc.
               (incorporated by reference to the Financial Statements included in Amendment No. 2 to Scient, Inc.'s Registration Statement on Form S-4 (Registration No. 333-68402) filed on October 11, 2001)

Exhibit 99.4 Financial Statements of iXL Enterprises, Inc. (incorporated by reference to the Financial Statements included in Amendment No. 2 to Scient, Inc.'s Registration Statement on Form S-4 (Registration No. 333-68402) filed on October 11, 2001)


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